Exhibit 10.2

FIRST AMENDMENT TO THE
QUANEX CORPORATION EMPLOYEES’ 401(K) SAVINGS PLAN

THIS AGREEMENT by Quanex Corporation, a Delaware corporation (the “Sponsor”),

W I T N E S S E T H:

WHEREAS, the Sponsor maintains the Quanex Corporation Employees’ 401(k) Savings Plan, as amended and restated effective January 1, 2007 (the “Plan”);

WHEREAS, pursuant to Section 13.01 of the Plan, the Sponsor has the right to amend the Plan; and

WHEREAS, the Sponsor has determined to amend the Plan;

WHEREAS, the Plan is required to be amended to comply with certain provisions of the Final Regulations under sections 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended, that were published on December 29, 2004.

NOW THEREFORE, the Plan is hereby amended, effective January 1, 2006, to include all required regulatory and statutory changes enacted under sections 401(k) and 401(m) of the Code and the Regulations issued thereunder, as follows:

Appendix E

FINAL 401(K)/401(M) REGULATIONS AMENDMENT

E.1.1 Preamble

(a)
Adoption and Effective Date of Amendment. This Amendment of the Plan is adopted to reflect certain provisions of the Final Regulations under Code sections 401(k) and 401(m) that were published on December 29, 2004 (the “Final 401(k) Regulations”). This Amendment is intended as good faith compliance with the requirements of the Final 401(k) Regulations and is to be construed in accordance with the Final 401(k) Regulations and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2005.

(b)	Supersession of Inconsistent Provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

E.1.2 General Rules

(a)
Deferral Elections. A cash or deferred arrangement (“CODA”) is an arrangement under which eligible Employees may make elective deferral elections. Such elections cannot relate to compensation that is currently available prior to the adoption or effective date of the CODA. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer.

(b)
Vesting Provisions. Elective contributions are always fully vested and nonforfeitable. The Plan shall disregard elective contributions in applying the vesting provisions of the Plan to other contributions or benefits under Code section 411(a)(2). However, the Plan shall otherwise take a Participant’s elective contributions into account in determining the Participant’s vested benefits under the Plan. Thus, for example, the Plan shall take elective contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures, and for applying provisions permitting the repayment of distributions to have forfeited amounts restored, and the provisions of Code sections 410(a)(5)(D)(iii) and 411(a)(6)(D)(iii) permitting a plan to disregard certain service completed prior to breaks-in-service (sometimes referred to as “the rule of parity”).

E.1.3 Hardship Distributions

(a)
Hardship Events. A distribution under the Plan is hereby deemed to be on account of an immediate and heavy financial need of an Employee if the distribution is for one of the following or any other item permitted under Treasury Regulation section 1.401(k)-1(d)(3)(iii)(B):

(i)	Expenses for (or necessary to obtain) medical care that would be deductible under Code section 213(d) (determined without regard to whether the expenses exceed 7.5 percent of adjusted gross income);

(ii)	Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);

(iii)
Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Employee, the Employee’s spouse, children, or dependents (as defined in Code section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code section 152(b)(l), (b)(2), and (d)(l)(B));

(iv)	Payments necessary to prevent the eviction of the Employee from the Employee’s principal residence or foreclosure on the mortgage on that residence;

(v)
Payments for burial or funeral expenses for the Employee’s deceased parent, spouse, children or dependents (as defined in Code section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code section 152(d)(l)(B)); or

(vi)
Expenses for the repair of damage to the Employee’s principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to whether the loss exceeds 10 percent of adjusted gross income).

(b)
Reduction of Code Section 402(g) Limit Following Hardship Distribution. If the Plan provides for hardship distributions upon satisfaction of the safe harbor standards set forth in Treasury Regulation sections 1.401(k)-1(d)(3)(iii)(B) (deemed immediate and heavy financial need) and 1.401(k)-1(d)(3)(iv)(E) (deemed necessary to satisfy immediate need), then there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Code section 402(g) solely because of a hardship distribution made by this Plan or any other plan of the Employer.

E.1.4 Actual Deferral Percentage Test

(a)
Targeted Contribution Limit. Qualified nonelective contributions (as defined in Treasury Regulation section 1.401(k)-6) cannot be taken into account in determining the actual deferral ratio (“ADR”) for a Plan Year for a Non-Highly Compensated Employee (“NHCE”) to the extent such contributions exceed the product of that NHCE’s Code section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any qualified nonelective contribution taken into account under an actual contribution percentage test under Treasury Regulation section 1.401(m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Treasury Regulation section 1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this Section E.1.4(a) (including the determination of the “representative contribution rate” under this Section E.1.4(a)). For purposes of this Section E.1.4(a):

(i)
The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(ii)
The “applicable contribution rate” for an eligible NHCE is the sum of the qualified matching contributions (as defined in Treasury Regulation section 1.401(k)-6) taken into account in determining the ADR for the eligible NHCE for the Plan Year and the qualified nonelective contributions made for the eligible NHCE for the Plan Year, divided by the eligible NHCE’s Code section 414(s) compensation for the same period.

Notwithstanding the above, qualified nonelective contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code section 414(s) compensation.

Qualified matching contributions may only be used to calculate an ADR to the extent that such qualified matching contributions are matching contributions that are not precluded from being taken into account under the actual contribution percentage test for the Plan Year under the rules of Tresasury Regulation section 1.401(m)-2(a)(5)(ii) and as set forth in Section E.1.6(a).

(b)
Limitation on QNECs and QMACs. Qualified nonelective contributions and qualified matching contributions cannot be taken into account to determine an ADR to the extent such contributions are taken into account for purposes of satisfying any other actual deferral percentage test, any actual contribution percentage test, or the requirements of Treasury Regulation sections 1.401(k)-3, 1.401(m)-3, or 1.401(k)-4. Thus, for example, matching contributions that are made pursuant to Treasury Regulation section 1.401(k)-3(c) cannot be taken into account under the actual deferral percentage test. Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Treasury Regulation section 1.401(k)-2(c), qualified nonelective contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

(c)
ADR of HCE if Multiple Plans. The actual deferral ratio (“ADR”) of any Participant who is a highly compensated employee (“HCE”) for the Plan Year and who is eligible to have elective contributions (as defined in Treasury Regulation section 1.401(k)-6) (and qualified nonelective contributions and/or qualified matching contributions, if treated as elective contributions for purposes of the actual deferral percentage test) allocated to such Participant’s accounts under two (2) or more cash or deferred arrangements described in Code section 401(k), that are maintained by the same Employer, shall be determined as if such elective contributions (and, if applicable, such qualified nonelective contributions and/or qualified matching contributions) were made under a single arrangement. If an HCE participates in two or more cash or deferred arrangements of the Employer that have different Plan Years, then all elective contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans. However, for Plan Years beginning before January 1, 2006, if the plans have different Plan Years, then all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single cash or deferred arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code section 401(k).

(d)
Plans Using Different Testing Methods for the Actual Deferral Percentage and Actual Contribution Percentage Test. Except as otherwise provided in this Section E.1.4(d), the Plan may use the current year testing method or prior year testing method for the actual deferral percentage test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the actual contribution percentage test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:

(i)	The recharacterization method of Treasury Regulation section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;

(ii)
The rules of Treasury Regulation section 1.401(m)-2(a)(6)(ii) to take elective contributions into account under the actual contribution percentage test (rather than the actual deferral percentage test); or

(iii)
The rules of Treasury Regulation section 1.401(k)-2(a)(6)(v) to take qualified matching contributions into account under the actual deferral percentage test (rather than the actual contribution percentage test).

E.1.5 Adjustment to Actual Deferral Percentage Test

(a)
Distribution of Income Attributable to Excess Contributions. Distributions of excess contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). The Plan Administrator has the discretion to determine and allocate income using any of the methods set forth below:

(i)
Reasonable method of allocating income. The Plan Administrator may use any reasonable method for computing the income allocable to excess contributions, provided that the method does not violate Code section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ accounts. A Plan will not fail to use a reasonable method for computing the income allocable to excess contributions merely because the income allocable to excess contributions is determined on a date that is no more than seven (7) days before the distribution.

(ii)
Alternative method of allocating income. The Plan Administrator may allocate income to excess contributions for the Plan Year by multiplying the income for the Plan Year allocable to the elective contributions and other amounts taken into account under the actual deferral percentage test (including contributions made for the Plan Year), by a fraction, the numerator of which is the excess contributions for the Employee for the Plan Year. and the denominator of which is the sum of the:

(1)	Account balance attributable to elective contributions and other amounts taken into account under the actual deferral percentage test as of the beginning of the Plan Year, and

(2)	Any additional amount of such contributions made for the Plan Year.

(iii)
Safe harbor method of allocating gap period income. The Plan Administrator may use the safe harbor method in this paragraph to determine income on excess contributions for the gap period. Under this safe harbor method, income on excess contributions for the gap period is equal to ten percent (10%) of the income allocable to excess contributions for the Plan Year that would be determined under paragraph (ii) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

(iv)
Alternative method of allocating Plan Year and gap period income. The Plan Administrator may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (ii) above to this aggregate period. This is accomplished by (1) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (2) substituting the amounts taken into account under the actual deferral percentage test for the Plan Year and the gap period, for the amounts taken into account under the actual deferral percentage test for the Plan Year in determining the fraction that is multiplied by that income.

(b)
Corrective Contributions. If a failed actual deferral percentage test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Section  E.1.4(a), above, or in the case of a corrective contribution that is a qualified matching contribution, the targeted contribution limit of Section E.1.6(a), below.

E.1.6 Actual Contribution Percentage Test

(a)
Targeted Matching Contribution Limit. A matching contribution with respect to an elective contribution for a Plan Year is not taken into account under the actual contribution percentage test for an NHCE to the extent it exceeds the greatest of:

(i)	five percent (5%) of the NHCE’s Code section 414(s) compensation for the Plan Year;

(ii)	the NHCE’s elective contributions for the Plan Year; and

(iii)	the product of two (2) times the Plan’s “representative matching rate” and the NHCE’s elective contributions for the Plan Year.

For purposes of this Section E.1.6(a), the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible NHCE among a group of NHCEs that consists of half of all eligible NHCEs in the Plan for the Plan Year who make elective contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible NHCEs in the Plan who are employed by the Employer on the last day of the Plan Year and who make elective contributions for the Plan Year).

For purposes of this Section E.1.6(a), the “matching rate” for an Employee generally is the matching contributions made for such Employee divided by the Employee’s elective contributions for the Plan Year. If the matching rate is not the same for all levels of elective contributions for an Employee, then the Employee’s “matching rate” is determined assuming that an Employee’s elective contributions are equal to six percent (6%) of Code section 414(s) compensation.

If the Plan provides a match with respect to the sum of the Employee’s after-tax Employee contributions and elective contributions, then for purposes of this Section E.1.6(a), that sum is substituted for the amount of the Employee’s elective contributions in subsections (ii) & (iii) above and in determining the “matching rate,” and Employees who make either after-tax Employee contributions or elective contributions are taken into account in determining the Plan’s “representative matching rate.” Similarly, if the Plan provides a match with respect to the Employee’s after-tax Employee contributions, but not elective contributions, then for purposes of this subsection, the Employee’s after-tax Employee contributions are substituted for the amount of the Employee’s elective contributions in subsections (ii) & (iii) above and in determining the “matching rate,” and Employees who make after-tax Employee contributions are taken into account in determining the Plan’s “representative matching rate.”

(b)
Targeted QNEC Limit. Qualified nonelective contributions (as defined in Treasury Regulation section 1.401(k)-6) cannot be taken into account under the actual contribution percentage test for a Plan Year for an NHCE to the extent such contributions exceed the product of that NHCE’s Code section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any qualified nonelective contribution taken into account under an actual deferral percentage test under Treasury Regulation section 1.401(k)-2(a)(6) (including the determination of the “representative contribution rate” for purposes of Treasury Regulation section 1.401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of this Section E.1.6(b) (including the determination of the “representative contribution rate” for purposes of subsection (i) below). For purposes of this Section E.1.6(b):

(i)
The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(ii)
The “applicable contribution rate” for an eligible NHCE is the sum of the matching contributions (as defined in Treasury Regulation section 1.401(m)-1(a)(2)) taken into account in determining the ACR for the eligible NHCE for the Plan Year and the qualified nonelective contributions made for that NHCE for the Plan Year, divided by that NHCE’s Code section 414(s) compensation for the Plan Year.

Notwithstanding the above, qualified nonelective contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code section 414(s) compensation.

(c)
ACR of HCE if Multiple Plans. The actual contribution ratio (“ACR”) for any Participant who is a highly compensated employee (“HCE”) and who is eligible to have matching contributions or after-tax Employee contributions allocated to his or her account under two (2) or more plans described in Code section 401(a), or arrangements described in Code section 401(k) that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement. If an HCE participates in two (2) or more such plans or arrangements that have different plan years, then all matching contributions and after-tax Employee contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans. For plan years beginning before January 1, 2006, all such plans and arrangements ending with or within the same calendar year shall be treated as a single plan or arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code section 401(m).

(d)
Plans Using Different Testing Methods for the Actual Contribution Percentage and Actual Deferral Percentage Test. Except as otherwise provided in this Section E.1.6(d), the Plan may use the current year testing method or prior year testing method for the actual contribution percentage test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the actual deferral percentage test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:

(i)	The recharacterization method of Treasury Regulation section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;

(ii)
The rules of Treasury Regulation section 1.401(m)-2(a)(6)(ii) to take elective contributions into account under the actual contribution percentage test (rather than the actual deferral percentage test); or

(iii)
The rules of Treasury Regulation section 1.401(k)-2(a)(6) to take qualified matching contributions into account under the actual deferral percentage test (rather than the actual contribution percentage test).

E.1.7 Adjustment to Actual Contribution Percentage Test

(a)
Distribution of Income Attributable to Excess Aggregate Contributions. Distributions of excess aggregate contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). For purposes of this Section E.1.7(a), “income” shall be determined and allocated in accordance with the provisions of Section E.1.5(a), above, except that such Section E.1.5(a) shall be applied by substituting “excess contributions” with “excess aggregate contributions” and by substituting amounts taken into account under the actual contribution percentage test for amounts taken into account under the actual deferral percentage test.

(b)
Corrective Contributions. If a failed actual contribution percentage test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Sections E.1.6(a) and E.1.6(b).

IN WITNESS WHEREOF, the Sponsor has caused this Agreement to be executed on the 26th day of October, 2006.

QUANEX CORPORATION

By:   /s/ Kevin P. Delaney
Title: Senior Vice President –General Counsel
          and Secretary